EXHIBIT 99.1

General Growth Properties, Inc.
Debt Maturity and Current Average Interest Rate Summary
As of December 31, 2004
(dollars in thousands)

	Wholly Owned			Unconsolidated		Company
	Properties			Properties (b)		Portfolio
			Current		Current			Current
			Average		Average			Average	% of
	Maturing		Interest	Maturing	Interest	Maturing		Interest	Total
Year	Amount (a)		Rate (c)	Amount (a)	Rate (c)	Amount (a)		Rate (c)	Debt
2005	$1,576,645		4.47%	$177,550	5.10%	$1,754,195		4.53%	7.63%
2006	783,677		7.21%	225,653	6.61%	1,009,330		7.07%	4.39%
2007	5,252,170		4.82%	735,723	4.22%	5,987,893		4.75%	26.06%
2008	4,582,381		4.76%	332,197	4.91%	4,914,578		4.77%	21.39%
2009	3,499,564		4.84%	368,597	5.10%	3,868,161		4.87%	16.83%
2010	1,481,260		4.96%	268,194	4.76%	1,749,454		4.93%	7.61%
2011	1,174,619		6.58%	223,348	7.03%	1,397,967		6.65%	6.08%
2012	515,636		6.52%	207,436	5.17%	723,072		6.13%	3.15%
2013	880,784		5.42%	201,234	5.13%	1,082,018		5.36%	4.71%
2014	83,684		5.50%	75,824	4.62%	159,508		5.08%	0.69%
Subsequent	315,427		7.32%	19,531	7.34%	334,958		7.32%	1.46%

Totals	$20,145,847	(d)	5.10%	$2,835,287	5.10%	$22,981,134	(d)	5.10%	100.00%

Fixed Rate	11,695,317		5.60%	2,112,417	5.45%	13,807,734		5.58%	60.08%
Variable Rate	8,450,530		4.41%	722,870	4.08%	9,173,400		4.38%	39.92%

Totals	$20,145,847	(d)	5.10%	$2,835,287	5.10%	$22,981,134	(d)	5.10%	100.00%

Average Years to Maturity

Fixed Rate Debt	5.43 years	5.26 years	5.40 years

Variable Rate Debt	3.26 years	3.64 years	3.29 years

All GGP Debt	4.52 years	4.78 years	4.56 years

(a)	Excludes principal amortization.

(b)	Unconsolidated Properties debt reflects the company’s share of debt relating to the properties owned by the Unconsolidated Properties.

(c)	For the variable rate loans, the interest rate reflected is the current variable contract rate as of December 31, 2004.

(d)	Reconciliation to GGP Consolidated GAAP debt

Consolidated
Wholly Owned debt, from above	$20,145,847
Spokane Mall and Provo Mall minority interest ownership adjustment	23,532
Purchase accounting mark-to-market adjustment	141,568

GGP Consolidated GAAP debt	20,310,947

General Growth Properties, Inc.
Summary of Outstanding Debt
As of December 31, 2004
(dollars in thousands)

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Wholly Owned Properties
As of December 31, 2004
(dollars in thousands)

FIXED RATE
Loan	Maturity Date	Rate	Total Debt	Balance
CMBS
GGP-MP Trust (b)	11/15/06	5.37%	$332,526	$332,526
13 Affiliates (a)	11/15/07	5.40%	868,765	868,765

Secured Asset Loans
Chico Mall	03/11/05	7.00%	30,600	30,600
New Orleans Riverwalk	11/01/05	9.94%	1,200	1,200
Arizona Center	01/01/06	9.22%	15,602	15,602
Fashion Place	01/01/06	7.27%	64,870	64,870
Oakwood Shopping Center	01/01/06	8.41%	49,615	49,615
Chapel Hills	02/15/06	6.88%	34,324	34,324
Grand Traverse	02/15/06	6.88%	48,101	48,101
The Pines	02/15/06	6.88%	24,984	24,984
Country Hills	05/01/06	7.38%	5,290	5,290
Woodlands	06/01/06	7.00%	1,715	1,715
Lakeview Square	06/15/06	10.00%	23,132	23,132
Beachwood	07/01/06	8.05%	96,310	96,310
10190 Covington Cross Drive	12/01/06	8.45%	6,090	6,090
Covington Ctr, Village Ctr, Town Ctr, Ctr Crossing	12/01/06	8.45%	25,456	25,456
Augusta Mall	02/01/07	8.13%	50,006	50,006
Columbia	04/01/07	7.43%	55,169	55,169
Gwynn Falls	04/01/07	7.95%	16,835	16,835
White Marsh	12/01/07	7.91%	73,545	73,545
Columbia Development	01/01/08	7.38%	160,657	160,657
Fashion Show	01/01/08	3.79%	380,000	380,000
Harborplace	01/01/08	8.16%	30,545	30,545
Mall St Vincent	01/01/08	7.11%	17,840	17,840
Corporate Asset Debt	02/01/08	9.00%	41,468	41,468
Provo Mall	02/01/08	4.42%	49,785	37,339
Spokane Valley Mall	02/01/08	4.42%	41,168	30,876
Owings Mills Land	04/01/08	8.88%	19,487	19,487
Phoenix Theatre	04/01/08	8.39%	4,293	4,293
Two Owings Mills	04/01/08	7.03%	14,902	14,902
Mall St Matthews	05/01/08	9.00%	498	498
Mayfair	06/11/08	3.11%	194,309	194,309
Animas Valley	07/01/08	3.56%	27,016	27,016
Grand Teton	07/01/08	3.56%	28,946	28,946
Salem Center	07/01/08	3.56%	27,981	27,981
Tucson Mall	07/11/08	4.26%	127,548	127,548
Pioneer Place	08/01/08	7.20%	66,467	66,467
Foothills	09/01/08	6.63%	44,997	44,997
Northtown Mall	09/01/08	6.68%	78,274	78,274
Pierre Bossier	10/01/08	6.53%	38,572	38,572
Spring Hill	10/01/08	6.60%	84,576	84,576
Bayside	11/01/08	5.92%	57,709	57,709
Birchwood	11/01/08	6.70%	41,486	41,486
Mall of the Bluffs	11/01/08	6.70%	41,486	41,486
Oakwood	11/01/08	6.70%	55,315	55,315
Southwest Plaza	11/01/08	6.53%	79,095	79,095
Jordan Creek	03/01/09	4.57%	200,000	200,000
Southland	03/01/09	3.62%	88,915	88,915
Austin Bluffs	04/01/09	4.40%	2,577	2,577
Division Crossing	04/01/09	4.40%	5,940	5,940
Fort Union	04/01/09	4.40%	3,101	3,101
Halsey Crossing	04/01/09	4.40%	2,907	2,907
Center Street	04/01/09	4.40%	2,771	2,771
State Street	04/01/09	4.40%	1,715	1,715
Riverpointe	04/01/09	4.40%	4,293	4,293
Riverside	04/01/09	4.40%	6,143	6,143

(a)	The “13 Affiliates” CMBS pool is comprised of the following GGP properties: Colony Square Mall, Columbia Mall, Fallbrook Center, Fox River Mall, Fox River Plaza Mall, Marketplace Shopping Center, Rio West Mall, River Hills Mall, Sooner Fashion Mall, Southlake Mall, Westwood Mall, The Oaks Mall, and Westroads Mall.

(b)	The “GGP-MP Trust” CMBS pool is currently comprised of the following GGP properties: 110 N. Wacker Drive, Ala Moana Center, Piedmont Mall, Alderwood Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall, Northgate Mall, and Oglethorpe Mall.

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Wholly Owned Properties
As of December 31, 2004
(dollars in thousands)

FIXED RATE
Loan	Maturity Date	Rate	Total Debt	Balance
Secured Asset Loans Cont.
Woodlands Village	04/01/09	4.40%	$7,849	$7,849
Prince Kuhio	04/01/09	3.45%	41,478	41,478
Town East	04/10/09	3.46%	115,547	115,547
Grand Canal Shoppes	05/01/09	4.78%	423,934	423,934
Coastland	06/01/09	6.56%	104,279	104,279
The Crossroads (MI)	06/01/09	7.40%	42,569	42,569
Woodbridge	06/01/09	4.24%	225,000	225,000
Pioneer Place	07/10/09	7.10%	58,919	58,919
Apache	08/01/09	7.00%	53,388	53,388
Corporate Asset Debt	08/01/09	7.04%	12,782	12,782
Cumberland	08/10/09	7.85%	94,524	94,524
Oakview	10/01/09	7.71%	78,519	78,519
Baybrook	11/01/09	6.54%	157,972	157,972
Coral Ridge	11/01/09	6.08%	106,406	106,406
Governor’s Square	12/01/09	7.66%	64,336	64,336
Lakeside Mall	12/01/09	4.28%	195,000	195,000
Mall St Matthews	01/01/10	4.81%	155,000	155,000
North Star	01/01/10	4.43%	251,000	251,000
Ward Centre & Ward Entertainment	01/01/10	4.33%	63,000	63,000
Park Place	01/11/10	5.15%	188,963	188,963
Visalia	01/11/10	3.78%	47,331	47,331
Lansing	01/15/10	9.35%	28,095	28,095
Pecanland	03/01/10	4.28%	64,914	64,914
West Valley	04/01/10	3.43%	64,598	64,598
Pioneer Place	04/27/10	10.00%	1,672	1,672
Regency Square	07/01/10	3.59%	103,239	103,239
Boise Towne Plaza	07/09/10	4.70%	11,825	11,825
Gateway Crossing	07/09/10	4.70%	16,495	16,495
University Crossing	07/09/10	4.70%	12,315	12,315
Crossroads Center (MN)	08/01/10	4.73%	90,760	90,760
70 Columbia Corporate Center	10/01/10	10.15%	20,429	20,429
Park City	10/01/10	5.19%	160,414	160,414
Staten Island	10/01/10	6.55%	163,058	163,058
Westlake Center	01/01/11	7.89%	68,680	68,680
Rogue Valley	01/11/11	7.85%	27,802	27,802
Boise Mall	02/09/11	6.64%	75,674	75,674
10000 West Charleston	03/01/11	7.88%	23,139	23,139
Capital	04/01/11	7.28%	21,519	21,519
Eden Prairie	04/01/11	4.67%	86,145	86,145
Gateway	04/01/11	7.28%	42,173	42,173
Greenwood	04/01/11	7.28%	47,348	47,348
Northridge Fashion	07/01/11	7.24%	134,787	134,787
Rivertown	07/01/11	7.54%	125,511	125,511
Willowbrook Mall	07/01/11	6.82%	168,707	168,707
Collin Creek Mall	07/10/11	6.78%	71,376	71,376
Bayshore	09/01/11	7.13%	33,101	33,101
One Owings Mills	12/01/11	8.50%	7,656	7,656
Eastridge (WY )	12/05/11	5.08%	41,900	41,900
Pine Ridge	12/05/11	5.08%	28,250	28,250
Red Cliffs	12/05/11	5.08%	26,850	26,850
Three Rivers	12/05/11	5.08%	23,000	23,000
Hulen Mall	12/07/11	5.03%	121,000	121,000
Valley Plaza	07/11/12	3.90%	104,368	104,368
Corporate Point	09/11/12	6.83%	9,582	9,582
Oxmoor	06/01/13	6.85%	60,037	60,037
One Bank Plaza	06/30/13	10.00%	5,045	5,045
Senate Plaza	06/30/13	5.71%	12,778	12,778
1180 Town Center Drive	07/15/13	6.99%	10,710	10,710
The Boulevard	08/01/13	4.27%	117,251	117,251
The Meadows	08/01/13	5.45%	110,092	110,092
Four Seasons	12/11/13	5.60%	110,513	110,513
Valley Hills	03/05/14	4.73%	61,325	61,325
Beachwood Place	06/01/14	9.00%	12,324	12,324
Bayside	07/01/14	5.92%	10,035	10,035
Bellis Fair	02/15/16	7.34%	68,481	68,481
New Orleans Riverwalk	01/01/17	6.55%	11,197	11,197
Houston Land	12/01/17	5.30%	5,659	5,659

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Wholly Owned Properties
As of December 31, 2004
(dollars in thousands)

FIXED RATE
Loan	Maturity Date	Rate (a)	Total Debt	Balance
Secured Asset Loans Cont.
Baltimore Center Garage	06/01/18	6.05%	$21,105	$21,105
10450 W. Charleston	01/01/19	6.84%	5,805	5,805
Rouse Transportation	03/01/19	7.92%	3,550	3,550
Houston Land	12/01/21	5.30%	988	988
Providence Place	07/01/28	7.75%	50,536	50,536
Baltimore Center	12/01/30	7.89%	68,152	68,152
Houston Land	05/01/31	5.30%	20,617	20,617
Provo Land	08/01/95	10.00%	3,000	3,000

Corporate Unsecured Debt
Rouse Corporate Debt	01/08/05	8.76%	26,639	26,639
Mall St Matthews	01/31/05	5.80%	398	398
JP Realty Public Notes Series A	03/11/05	7.29%	25,000	25,000
Rouse Public Indenture	03/28/05	8.55%	8,500	8,500
Rouse Public Indenture	04/27/05	8.43%	15,000	15,000
Rouse Public Indenture	05/16/05	8.09%	20,000	20,000
Houston Land	09/26/05	3.75%	2,462	2,462
JP Realty Public Notes Series B	03/11/06	7.29%	25,000	25,000
JP Realty Public Notes Series C	03/11/07	7.29%	25,000	25,000
Rouse Public Indenture	03/13/07	8.78%	1,000	1,000
Rouse Public Indenture	03/22/07	8.44%	1,000	1,000
JP Realty Public Notes Series D	03/11/08	7.29%	25,000	25,000
Houston Land	05/05/08	4.75%	25,703	25,703
Princeton Land	07/01/08	3.00%	28,000	28,000
Rouse Corporate Debt	11/30/08	6.94%	58,000	58,000
Owings Mills Land	01/01/09	12.50%	2,500	2,500
Rouse Public Indenture	03/15/09	3.63%	398,950	398,950
Rouse Public Indenture	04/30/09	8.00%	200,000	200,000
Rouse Public Indenture	09/15/12	7.20%	399,604	399,604
Rouse Public Indenture	11/26/13	5.38%	453,658	453,658
New Orleans Riverwalk	01/00/00	10.00%	3	3

Swaps
CMBS Swap	02/15/05	4.10%	250,000	250,000
CMBS Swap	02/15/06	4.59%	100,000	100,000
South Street Swap	12/11/06	4.71%	15,350	15,350
Swapped Term Loan	01/31/07	3.43%	350,000	350,000
CMBS Swap (b)	02/15/07	4.59%	25,000	25,000

Special Improvement Districts
Other SID’s	09/23/12	5.44%	2,147	2,147
SID (Summerlin)	02/01/17	7.63%	2,986	2,986
SID (Summerlin)	02/01/20	8.25%	1,203	1,203
SID (Summerlin)	02/01/20	8.25%	6,093	6,093
SID (Summerlin)	05/01/21	7.88%	11,971	11,971
SID (Summerlin)	05/01/21	7.75%	13,661	13,661
SID (Summerlin)	06/01/21	7.75%	14,278	14,278
SID (Summerlin)	06/01/23	6.65%	3,654	3,654

Total Wholly Owned Fixed Rate Debt				$11,695,317

VARIABLE RATE
Loan	Maturity Date	Rate (a)	Total Debt	Balance
Secured Asset Loans
Providence Place	03/09/05	4.35%	$240,000	$240,000
The Streets at Southpoint	04/14/05	3.38%	134,592	134,592
Oviedo	04/26/05	4.31%	53,656	53,656
Rouse Corporate Debt	12/01/05	3.51%	18,715	18,715
La Cantera	06/20/06	4.32%	27,007	27,007
Lansing	07/21/06	3.74%	40,000	40,000
Paramus Park	08/01/07	3.96%	98,349	98,349
Century Plaza	10/01/07	3.43%	30,800	30,800
Eagle Ridge	10/01/07	3.43%	26,800	26,800
Knollwood	10/01/07	3.43%	18,400	18,400
Southland Mall	11/08/07	3.35%	56,500	56,500

(a) For the variable rate loans, the interest rate reflected is the current variable rate contract as of December 31, 2004.

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Wholly Owned Properties
As of December 31, 2004
(dollars in thousands)

VARIABLE RATE
Loan	Maturity Date	Rate (a)	Total Debt	Balance
Secured Asset Loans Cont.
Ridgedale	11/09/07	3.24%	$105,000	$105,000
Peachtree	05/09/08	3.25%	53,000	53,000
Lynnhaven	09/10/08	3.65%	180,000	180,000
St. Louis Galleria	10/09/08	4.05%	176,250	176,250
Coronado	10/11/08	3.37%	101,250	101,250
Sikes Senter	11/09/08	3.10%	41,500	41,500
Maine	11/14/08	3.66%	162,000	162,000
Glenbrook	04/10/09	3.75%	164,250	164,250
Stonestown	08/09/09	3.00%	220,000	220,000
Mall of Louisianna	11/10/09	2.98%	185,000	185,000
Arizona Center	03/01/10	4.28%	9,450	9,450
Crossroads Center (MN) Mezzanine	08/01/10	5.24%	28,701	28,701
Houston Land	06/01/33	5.75%	2,489	2,489

Corporate Unsecured Debt
GGPLP/GGPLPLLC Bridge Loan	11/12/05	4.28%	749,882	749,882
Victoria Ward Limited	12/15/06	3.62%	90,000	90,000
GGPLP/GGPLPLLC Revolver	11/12/07	4.53%	136,239	136,239
GGPLP/GGPLPLLC Term A	11/12/07	4.53%	3,300,000	3,300,000
GGPLP/GGPLPLLC Term B	11/12/08	4.53%	2,000,000	2,000,000
Seaport Marketplace Theater	11/30/13	3.92%	700	700

Total Wholly Owned Variable Rate Debt				$8,450,530

Total Wholly Owned Debt & Swaps		5.10%		$20,145,847

(a) For the variable rate loans, the interest rate reflected is the current variable rate contract as of December 31, 2004.

(b) After the effect of interest rate swaps

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Unconsolidated Properties
As of December 31, 2004
(dollars in thousands)

FIXED RATE
Loan	Maturity Date	Rate (b)	Total Debt	Balance
CMBS
GGP-MP Trust (b)	11/15/06	5.37%	$226,049	$115,898
13 Affiliates (a)	11/15/07	5.13%	138,635	70,704

Secured Asset Loans
Silver City	08/15/05	7.41%	72,358	37,894
Northpoint	06/01/06	7.58%	99,640	49,820
The Woodlands	12/01/06	7.90%	60,751	30,376
Park Meadows	10/01/07	7.72%	138,011	48,304
Columbiana	05/11/08	4.13%	70,099	35,050
Quail Springs	06/01/08	6.82%	41,624	20,812
Neshaminy	07/01/08	6.66%	60,000	15,000
Altamonte	09/01/08	6.55%	114,663	57,331
Chula Vista	10/01/08	4.12%	63,740	31,870
Towson Town Center	11/10/08	6.75%	137,627	48,169
Deerbrook	03/01/09	3.46%	83,589	41,795
Perimeter Shopping Center	05/01/09	6.77%	125,645	62,823
Mizner Park	07/01/09	4.84%	61,638	30,819
Steeplegate	08/01/09	4.94%	83,613	41,806
The Parks at Arlington	09/01/09	6.99%	147,840	73,920
Carolina Place	01/11/10	4.60%	169,000	84,500
Christiana Mall	08/01/10	4.61%	120,000	60,000
Water Tower Place	09/01/10	4.97%	184,677	101,573
Newgate	10/01/10	4.84%	44,243	22,121
Newpark	02/01/11	7.45%	72,291	36,146
Willowbrook	04/01/11	6.93%	97,752	48,876
Vista Ridge	04/11/11	6.87%	86,225	43,113
Highland Mall	07/10/11	6.83%	68,513	34,256
Northbrook Court	09/01/11	7.15%	94,588	47,294
Arrowhead	10/01/11	6.90%	81,992	13,664
Oakbrook	10/01/12	5.12%	232,576	117,474
Stonebriar	12/11/12	5.23%	179,924	89,962
Bridgewater Commons	01/01/13	5.27%	145,856	51,050
Pembroke	04/11/13	4.94%	140,565	70,283
West Oaks	08/01/13	5.25%	74,905	37,452
Lakeland	10/01/13	5.12%	59,047	29,523
Bay City	12/01/13	5.30%	25,853	12,926
Washington Park	04/01/14	5.35%	12,939	6,469
Brass Mill	04/11/14	4.55%	138,034	69,017
CenterPointe Village	01/01/17	6.31%	14,489	7,244
Trails Village Center	07/10/23	8.21%	17,949	8,974
Lake Meade	07/15/23	7.20%	6,625	3,313

Corporate Unsecured Debt
Park Meadows	07/15/06	5.00%	5,600	1,960

Swaps
CMBS Swap	02/15/05	4.10%	175,000	87,500
Riverchase Swap	08/15/05	2.38%	200,000	100,000
CMBS Swap	02/15/06	4.65%	75,000	37,500
CMBS Swap	02/15/07	4.65%	50,000	25,000
Woodlands Swap	11/30/07	4.74%	100,000	52,500

Special Improvement Districts
Other SID’s	08/05/14	5.86%	675	336

Total Unconsolidated Fixed Rate Debt				$2,112,417

(a) The “13 Affiliates” CMBS pool is comprised of the following GGP properties: Colony Square Mall, Columbia Mall, Fallbrook Center, Fox River Mall, Fox River Plaza Mall, Marketplace Shopping Center, Rio West Mall, River Hills Mall, Sooner Fashion Mall, Southlake Mall, Westwood Mall, The Oaks Mall, and Westroads Mall.

(b) The “GGP-MP Trust” CMBS pool is currently comprised of the following GGP properties: 110 N. Wacker Drive, Ala Moana Center, Piedmont Mall, Alderwood Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall, Northgate Mall, and Oglethorpe Mall.

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Unconsolidated Properties
As of December 31, 2004
(dollars in thousands)

VARIABLE RATE
Loan	Maturity Date	Rate (a)		Total Debt	Balance
Secured Asset Loans
Woodlands	07/01/05	3.75%		$1,085	$570
Woodlands	08/30/05	6.00%		60,000	31,500
Woodlands	12/31/05	3.87%		38,159	20,033
Village of Merrick Park	10/29/06	3.58%		194,000	77,600
Natick Mall	01/10/07	2.96%		160,497	125,565
Galleria at Tyler	09/02/07	3.10%		94,500	49,490
Clackamas	09/09/07	3.33%		95,000	49,752
Kenwood Towne Centre	09/10/07	3.10%		144,722	75,791
Woodlands	11/01/07	6.00%		3,489	1,832
Glendale Galleria	11/09/07	3.16%		226,823	113,411
Woodlands	11/30/07	4.70%		335,000	175,875
Woodlands	01/01/08	6.22%		8,027	4,214
Florence	01/13/08	3.29%		60,000	30,000
First Colony	06/01/08	3.20%		67,000	33,500
Buckland Hills	10/12/08	3.20%		112,500	56,250
The Woodlands		4.50%		101	53

Swaps
Swap Adjustment (b)				(235,115)	(122,566)

Total Unconsolidated Variable Rate Debt					$722,870

Total Unconsolidated Debt & Swaps		5.10%			$2,835,287

Total Debt & Swaps		5.10	%(b)(c)		$22,981,134

(a) For the variable rate loans, the interest rate reflected is the current variable rate contract as of December 31, 2004.

(b) Before the effect of deferred financing fees. The inclusion of these fees in interest expense increases the effective interest rate by 6 basis points to 5.16%

(c) After the effect of interest rate swaps